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                               AMENDMENT NO. 2 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT



Delaware Group Adviser Funds, Inc.
             Corporate Income Fund
             Enterprise Fund
             Federal Bond Fund
             New Pacific Fund
             U.S. Growth Fund
             World Growth Fund


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.
             Decatur Income Fund
             Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.
             Delaware Fund
             Devon Fund


Delaware Group Equity Funds IV, Inc.
             Capital Appreciation Fund (New)
             DelCap Fund


Delaware Group Equity Funds V, Inc.
             Retirement Income Fund (New)
             Value Fund


         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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Delaware Group Global & International Funds, Inc.
             Emerging Markets Fund (New)
             Global Assets Fund
             Global Bond Fund
             International Equity Fund


Delaware Group Government Fund, Inc.


Delaware Group Income Funds, Inc.
             Delchester Fund
             Strategic Income Fund (New)


Delaware Group Limited-Term Government Funds, Inc.
             Limited-Term Government Fund
             U.S. Government Money Fund


Delaware Group Premium Fund, Inc.
             Capital Reserves Series
             Emerging Growth Series
             Equity/Income Series
             Global Bond Series (New)
             Growth Series
             High Yield Series
             International Equity Series
             Money Market Series
             Multiple Strategy Series
             Value Series


Delaware Group Tax-Free Fund, Inc.
             Tax-Free Insured Fund
             Tax-Free USA Fund
             Tax-Free USA Intermediate Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Trend Fund, Inc.



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Delaware Pooled Trust, Inc.
             The Aggressive Growth Portfolio
             The Defensive Equity Portfolio
             The Defensive Equity Small/Mid-Cap Portfolio (New)
             The Fixed Income Portfolio
             The Global Fixed Income Portfolio
             The High-Yield Bond Portfolio (New)
             The International Equity Portfolio
             The International Fixed Income Portfolio (New)
             The Labor Select International Equity Portfolio
             The Limited-Term Maturity Portfolio (New)
             The Real Estate Investment Trust Portfolio


DMC Tax-Free Income Trust - Pennsylvania






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Dated as of: November 29, 1996



DELAWARE SERVICE COMPANY, INC.


By: /s/David K. Downes
    ---------------------------------
       David K. Downes
       Senior Vice President/
       Chief Administrative Officer/
       Chief Financial Officer


                                        DELAWARE GROUP ADVISER FUNDS, INC.
                                        DELAWARE GROUP CASH RESERVE, INC.
                                        DELAWARE GROUP DECATUR FUND, INC.
                                        DELAWARE GROUP DELAWARE FUND, INC.
                                        DELAWARE GROUP EQUITY FUNDS IV, INC.
                                        DELAWARE GROUP EQUITY FUNDS V, INC.
                                        DELAWARE GROUP GLOBAL & INTERNATIONAL
                                         FUNDS, INC.
                                        DELAWARE GROUP GOVERNMENT FUND, INC.
                                        DELAWARE GROUP INCOME FUNDS, INC.
                                        DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                         FUNDS, INC.
                                        DELAWARE GROUP PREMIUM FUND, INC.
                                        DELAWARE GROUP TAX-FREE FUND, INC.
                                        DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                                        DELAWARE GROUP TREND FUND, INC.
                                        DMC TAX-FREE INCOME TRUST-PENNSYLVANIA


                                                 By: /s/ Wayne A. Stork
                                                     ---------------------------
                                                         Wayne A. Stork
                                                         Chairman, President and
                                                         Chief Executive Officer


                                        DELAWARE POOLED TRUST, INC.


                                                 By: /s/ Wayne A. Stork
                                                     ---------------------------
                                                         Wayne A. Stork
                                                         Chairman

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